                                WARRANT AGREEMENT

NEITHER THESE WARRANTS NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF ANY WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, DISTRIBUTED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SALE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE, AND IF AN EXEMPTION SHALL BE AVAILABLE, THE COMPANY RECEIVES AN OPINION OF COUNSEL STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, DISTRIBUTION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT. THE RESTRICTIONS CONTAINED HEREIN ARE BINDING ON THE HOLDER HEREOF AND HIS SUCCESSORS AND ASSIGNS.

Void after 5:00 P.M. Eastern Standard time, on the Warrant Expiration Date.

                       WARRANTS TO PURCHASE 30,000 SHARES

                               OF COMMON STOCK OF

                             AD-STAR SERVICES, INC.

Ad-Star Services, Inc., a New York corporation (the "Company"), in consideration of the payment of ONE THOUSAND FIVE HUNDRED DOLLARS ($1,500), receipt of which is hereby acknowledged, hereby grants, issues and sells to JONATHAN COHEN 30,000 warrants (the "Warrants"), each entitling Jonathan Cohen and his permitted assigns (each, a "Holder"), on the terms and conditions set forth herein, to purchase one (1) fully paid and nonassessable share of Common Stock of the Company, at a purchase price of $7.50 per share (the "Warrant Exercise Price"), at any time or from time to time during the Warrant Exercise Period (as defined herein), subject to adjustment as herein provided. (Hereinafter, (i) said shares of Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable under the Warrants are referred to as the "Warrant Shares", (iii) the holder of the Warrant is referred to as the "Holder," and (iv) the Warrants and the Warrant Shares are referred to as the "Securities.") The number of Warrant Shares issuable upon exercise of each Warrant and the Warrant Exercise Price are subject to adjustment as hereinafter provided. The "Warrant Exercise Period" shall commence on the date hereof (the "Exercise Commencement Date") and shall terminate on June 30, 2002 (the "Warrant Expiration Date"). The number of Warrants, the Warrant Shares and the Warrant Exercise Price have been determined on the assumption that the Company will be reincorporated in Delaware, that 3,000,000 shares of the Common Stock of the Delaware corporation shall be issued in connection therewith and that the Delaware corporation shall sell 2,000,000 shares of its Common Stock in an initial public offering ("IPO") at a price to the public of $7.50 per share in accordance with a letter of intent dated April 16, 1999 between the Company and Paulson Investment Company, Inc. (the "Recapitalization"). In the event that the IPO price or the number of shares sold in the IPO are changed, the Warrant Exercise Price and/or the number of Warrants shall be appropriately adjusted. For all purposes herein upon the conclusion of the Recapitalization, the "Company" shall refer to the successor Delaware corporation and the "Common Stock", "Warrant Shares" and the "Warrant" shall refer to the Common Stock or Warrant as the case may be of the Delaware corporation.

         1. EXERCISE OF WARRANTS.

         (a) Each Warrant may be exercised at any time during the Warrant Exercise Period, by the Holder of such Warrant by the surrender of this agreement (with the subscription form at the end hereof duly executed) at the address set forth in Section 13(a) hereof, together with proper payment of the Warrant Exercise Price.

         Upon exercise of each Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock within ten (10) business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common Stock issuable upon such exercise.

         No Warrant shall be exercisable after 5:00 P.M., Eastern Standard Time, on the Warrant Expiration Date.

         (b) Upon each exercise of the Warrants, and upon surrender by the Holder of this agreement, the Company shall execute and deliver to the Holder a replacement agreement, which will reflect the exercise of such number of Warrants.

         2. EFFECT OF CERTAIN CHANGES. In case of any reorganization or reclassification of the Common Stock, or a consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, pursuant to which all of the outstanding shares of the Common Stock are converted into other securities or property, the Company shall make appropriate provision or cause appropriate provision to be made so that each Holder shall have the right thereafter to obtain upon exercise of each Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger or sale by a holder of the number of shares of Common Stock for which the Warrant may be exercised prior to the effective date of such consolidation, merger or sale. If, in connection with any such consolidation, merger or sale, each holder of shares of Common Stock is entitled to elect to receive either securities, cash, or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each Holder the right to elect the securities, cash, or other assets for which each Warrant may be exercised by the Holder subject to the same conditions applicable to holders of Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise such election). The Company shall not effect any such transaction unless the provisions of this Section 2 have been complied with. The above provisions shall similarly apply to successive reorganizations, reclassifications, mergers or consolidations.

         3. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SECURITIES ISSUABLE UPON EXERCISE OF WARRANTS.

         (a) (i) In case the Company shall, at any time or from time to time after the date hereof, pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, subdivide or reclassify its outstanding Common Stock into a greater number of shares, or combine or reclassify its outstanding Common Stock into a smaller number of shares, the Warrant Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of each Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Section 3(a) shall occur.

                  (ii) Whenever the Warrant Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Section 3(a)(i) hereof, the number of shares of Common Stock purchasable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the number of shares issuable upon exercise of each Warrant in effect on the date immediately prior to such adjustment by the Warrant Exercise Price in effect on such date and dividing the product so obtained by the Warrant Exercise Price, as adjusted.

         (b) The Company may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation or determination required by this Section 3, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         (c) After each adjustment of the Warrant Exercise Price pursuant to this Section 3, the Company will promptly prepare a certificate signed by the President, Vice President or Treasurer of the Company setting forth: (A) the Warrant Exercise Price as so adjusted, (B) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and (C) a brief statement of the facts accounting for such adjustment. The Company will promptly cause such certificate to be sent by first class mail to the Holder at his/her last address as it shall appear herein. Failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the transaction. The affidavit of an officer of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein. In addition, upon surrender by the Holder of this agreement, or of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this agreement, and of an unsecured indemnity from the Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, the Company shall execute and deliver to the Holder a replacement to this agreement, which will reflect the Warrant Exercise Price as so adjusted and the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment.

         (d) Any determination as to whether an adjustment in the Warrant Exercise Price in effect hereunder is required pursuant to Section 3, or as to the amount of any such adjustment, if required, shall be binding upon the Holder if made in good faith by the Board of Directors of the Company.

         4. FRACTIONAL WARRANTS AND FRACTIONAL SHARES. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 3 hereof, the Company shall not be required to issue fractions of shares upon exercise of the Warrants. When multiple Warrants are exercised by a Holder at the same time, the aggregate number of Warrant Shares issuable as a result of such exercise (including fractional shares) shall be rounded down to the nearest whole number of shares and such whole number of shares only shall be issued to the Holder. With respect to any such fraction of a share called for upon any exercise of a Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Warrant Exercise Price then in effect.

         5. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of the Warrants, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of the Warrants, the number of shares of the Common Stock as from time to time shall be receivable upon the exercise of the Warrants.

         6. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares deliverable on the exercise of each Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to ensure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Warrant Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Shares or certificate therefor.

         7. TRANSFER.

         (a) SECURITIES LAWS. The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and, unless so registered, may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer any Securities issued and such transfer is not otherwise prohibited, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities and

Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated under either such act, or any applicable state securities or "blue sky" laws, or in the case the Security to be sold or transferred has been registered under the Securities Act, that there is in effect a registration statement in which is included a prospectus meeting the requirements of Section 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates or agreements evidencing the Securit(ies) to be sold or transferred.

         (b) CONDITIONS TO TRANSFER. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate, certificates or agreement representing the Securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

         (c) INDEMNITY. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 7, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this agreement, (b) any transfer of the Securities in violation of the Securities Act, the

Exchange Act or the rules and regulations promulgated under either of such acts,
(c) any transfer of the Securities not in accordance with this agreement, or (d) any untrue statement or omission to state material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

         (d) TRANSFER. The Warrants and the Warrant Shares may be transferred by the Holder in whole or in part at any time or from time to time, except as otherwise restricted hereby. Upon surrender of the Warrants to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new agreement covering the Securities in the name of the assignee named in such instrument of assignment, and this agreement shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of the Securities attempted contrary to the provisions hereby, or any levy of execution, attachment or other process attempted upon the Warrants, shall be null and void and without effect.

         (e) LEGEND AND STOP TRANSFER ORDERS. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED

                  OR TRANSFERRED, AND ANY TRANSFER OR PURPORTED TRANSFER SHALL NOT BE OPERABLE UNDER THE UNIFORM COMMERCIAL CODE, AND THE COMPANY SHALL HAVE NO DUTY TO REGISTER A TRANSFER OF THESE SECURITIES EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAWS, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW. THESE SECURITIES ARE GOVERNED BY THE TERMS OF A WARRANT AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, DATED AS OF JUNE __, 1999. THE RESTRICTIONS CONTAINED HEREIN ARE BINDING ON THE HOLDER HEREOF AND HIS/HER SUCCESSORS AND ASSIGNS.

         8. REGISTRATION OPTIONS.

         (a) PIGGYBACK REGISTRATION.

                  (i) The Company shall advise the Holder (or permitted assignee thereof) by written notice at least thirty (30) days prior to the filing of any registration statement or post-effective amendment to a registration statement under the Securities Act covering Common Stock of the Company (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto), which will qualify as a Qualified Offering (defined below), and shall, upon the written request of the Holder to be received no later than 15 (fifteen) days thereafter and subject to Section 8(a)(iv) hereof, include in any such registration statement or post-effective amendment to a registration statement, such information as may be required to permit a public offering of the Warrant Shares held by or issuable upon the exercise of the Holder's Warrants (the "Registrable Securities"). (A "Qualified Offering" shall be defined as an underwritten public offering, other than an initial public offering, of securities of the Company, for the Company's own account, pursuant to the Securities Act for cash, which offering places a market capitalization on the Company, calculated prior to receipt of the proceeds of the offering, of no less than thirty-seven million, five hundred thousand dollars ($37,500,000).)

                  (ii) The Company shall (i) supply prospectuses and such other documents as the Holder may request in order to facilitate the public sale or other disposition of the Registrable Securities, (ii) use its best efforts to register and qualify any of the Registrable Securities for sale in such states as the Holder designates, provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action, (iii) shall do any and all other acts and things which may be reasonably necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities, and (iv) furnish indemnification in the manner provided in Section 8(a)(vi) hereof.

                  (iii) The Holder shall furnish information and indemnification as set forth in Section 8(a)(vi) hereof, except that the maximum indemnification amount which may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Registrable Securities.

                  (iv) The Company shall use its best efforts to cause the managing underwriter or underwriters to permit the Holder of Registrable Securities requested to be included in the registration to include such securities in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advises the Holder of the Registrable Securities that the total amount of securities which they intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the account of the Holder of Registrable Securities shall be eliminated, reduced, or limited to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, if any, recommended by such managing underwriter or underwriters (any such reduction or limitation in the total amount of Registrable Securities to be included in such offering to be borne by the holders of Securities of other stockholders proposed to be included therein on a pro rata basis).

                  (v) The holder of Registrable Securities shall be responsible for his/her own separate legal fees and expenses and any underwriting discounts and commissions on the securities sold by the Holder, and shall not be responsible for any other expenses of such registration, including the incremental state and federal filing fees associated with the securities sold by the Holder.

                  (vi) (1) Whenever, pursuant to and in accordance with this
Section 8(a), a registration statement is filed, amended or supplemented, the Company shall indemnify and hold harmless each holder of the securities covered by such registration statement, amendment or supplement (a "Distributing Holder") against any losses, claims, damages, or liabilities, joint or several, to which the Distributing Holder, or any such controlling person (within the meaning of the Securities Act) thereof, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse the Distributing Holder for any legal and other expenses reasonably incurred by the Distributing Holder in connection with investigating or defending any such loss, claim, damage, or liability, or action; provided, however, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, such final prospectus, or such amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder in his/her capacity as such, for use in the preparation thereof.

                           (2) The Distributing Holder shall indemnify and hold
harmless the Company, each of its directors, each of its officers who have signed such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, such preliminary prospectus, such final prospectus, or such amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, in his/her capacity as such, for use therein, and shall reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                           (3) Promptly after receipt by an indemnified party of
notice of the commencement of any action covered by this Section 8(a)(vi), such indemnified party shall, if a claim in respect thereof is to be made by the indemnified party against any indemnifying party, give the indemnifying party notice of the commencement thereof. The omission so to notify the indemnifying party of the commencement of any such action shall not relieve the indemnifying party from any liability which it may have to any indemnified party under this
Section 8(a)(vi), unless and to the extent the relevant indemnifying party is prejudiced as a result of such omission.

                           (4) In case any action covered by this Section
8(a)(vi) is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8(a)(vi) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

                  (vii) The piggyback registration rights provided in this
Section 8(a) shall remain in effect until the Warrant Expiration Date.

         (b) NO OTHER REGISTRATION OPTIONS. Except as otherwise provided in this
Section 8, the Company shall have no obligation to register the Securities.

         9. REDEMPTION.

         (a) On not less than thirty (30) days written notice given, at any time after 6 months following the Exercise Commencement Date, the Warrants may be redeemed at the option of the Company, at a redemption price of $0.01 per Warrant, provided that (i) the Market Price of the Warrant Shares issuable upon exercise of the Warrant shall equal or exceed 4 x an amount equal to the Warrant Exercise Price per share (the "Target Price"), subject to adjustment as set forth in Section 3 above, (ii) the resale of the Warrant Shares issuable upon exercise of the Warrants shall be subject to an effective registration statement under the Securities Act or are fully saleable under Rule 144 under the Regulations under the Securities Act, and (iii) the Holder of the Warrants is not then subject to a lock-up agreement or restriction on resale of Common Stock. "Market Price" for the purpose of this Section 9 shall mean (i) the average closing bid price for any ten (10) consecutive trading days within a period of thirty (30) consecutive trading days ending within five (5) days prior to the date of the notice of redemption, which notice shall be mailed no later than five (5) days thereafter, of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automatic

Quotation System, or (ii) the last reported sale price, for ten (10) consecutive business days, ending within five (5) days of the date of the notice of redemption, which notice shall be mailed no later than five (5) days thereafter, on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange.

         (b) If the Company desires to exercise its right to redeem the Warrants, it shall mail a notice of redemption to each Holder of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at his or her last address as shall appear on the records maintained by the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

         (c) The notice of redemption shall specify (i) the redemption price,
(ii) the date fixed for redemption, (iii) the place where the Warrants shall be delivered and the redemption price paid, and (iv) that the right to exercise the Warrants shall terminate at 5:00 P.M. New York City local time on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrant shall be the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company (or Warrant Agent, if applicable) that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         (d) Any right to exercise a Warrant shall terminate at 5:00 P.M. (New York City local time) on the business day immediately preceding the Redemption Date. On and after the

Redemption Date, the Holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.

         (e) From and after the Redemption Date specified, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder thereof of one or more warrant agreements evidencing Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of the Holder a sum in cash equal to the redemption price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the warrant agreement, except the right to receive payment of the redemption price, shall cease.

         (f) If the shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Target Price shall be proportionally adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

         10. LOCK-UP. The Holder agrees that, in the event of a public offering of newly issued securities of Common Stock, for the Company's own account, pursuant to the Securities Act, for cash, and the underwriter in such offering requires the principal shareholders of the Company to agree to a lock-up period during which such shareholders will not dispose of or pledge their shares, the Holder will agree to the lock-up period prescribed by the underwriter, which lock-up may include any of the Securities.

         11. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this agreement or any replacement thereto, and of an unsecured indemnity from the Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this agreement, if mutilated, the Company shall execute and deliver to the Holder a new agreement of like date, tenor and denomination.

         12. INJUNCTIVE RELIEF. The parties hereto agree that the remedy at law for any breach of this agreement is inadequate and that should any dispute arise concerning the sale or disposition of stock, an injunction may be issued, including an injunction restraining any sale or disposition pending the determination of such controversy. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

         13. SUCCESSORS AND ASSIGNS. This Agreement and all of its provisions shall be binding upon the respective transferees, successors, assigns, heirs, legatees, executors, administrators and personal representatives of the parties hereto. This Agreement shall in all respects be governed by, regulated and construed under and in accordance with the laws of the State of New York.

         14. HOLDER NOT HOLDER. Except as otherwise provided herein, this agreement does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

         15. COMMUNICATION. No notice or other communication under this agreement shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

         (a) the Company at 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292 or such other address as the Company has designated in writing to the Holder, with a copy to Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, New York, New York 10022, Attn.: Howard L. Morse, Esq.

         (b) the Holder at _______________________________ or such other address as the Holder has designated in writing to the Company, with a copy to _______________________ Attn.: _______________.

         16. RESCISSION. If in connection with any proposed underwritten initial public offering of any of the Company's capital stock, the Managing Underwriter or Underwriters advise the Company that this Warrant will be treated as underwriters compensation by the NASD and will affect the amount of compensation such underwriters will be entitled to take in connection with such initial public offering the Company may elect to rescind this agreement by cancelling the Warrant and returning to the Holder the $1,500 received in connection with its issuance.

         17. HEADINGS. The headings of this agreement have been inserted as a matter of convenience and shall not affect the construction hereof.

         18. APPLICABLE LAW; VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of New York. Any action relating to this agreement, the Warrants, the Options or the Warrant Shares shall be brought in a court located within New York County, New York.

                                       JONATHAN COHEN

                                       ________________________________________


                                       AD-STAR SERVICES, INC.

                                       By: ____________________________________
                                           Name:
                                           Title:

Agreed and Accepted as of ________ __, 1999

                                SUBSCRIPTION FORM

                          To be Executed by the Holder
                          in Order to Exercise Warrant

                  The undersigned Holder hereby irrevocably elects to exercise ______ Warrants represented by this agreement, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                   ___________________________________________

                   ___________________________________________

                   ___________________________________________
                     [please print or type name and address]

and be delivered to

                   ___________________________________________

                   ___________________________________________

                   ___________________________________________
                     [please print or type name and address]

                  If the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. please write the name of the NASD member in the space below.

                                       ________________________________________
                                             (Name of NASD Member)

Dated:_____________________            X_______________________________________

                                       ________________________________________

                                       ________________________________________



                                       ________________________________________
                                       Taxpayer Identification Number

                                       ________________________________________
                                       Signature Guaranteed

                                       ________________________________________